Exhibit 10.4
MODIFICATION AGREEMENT AND LIMITED CONSENT

    This Modification Agreement and Limited Consent (this “Agreement”) is made as of December 16, 2021, by and among CIM INCOME NAV OPERATING PARTNERSHIP, LP f/k/a COLE REAL ESTATE INCOME STRATEGY (DAILY NAV) OPERATING PARTNERSHIP, LP, a Delaware limited partnership (“Borrower”), the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent for the Lenders (in such capacity, “Administrative Agent”).

Factual Background

A.Reference is made to that certain Second Amended and Restated Credit Agreement dated as of September 6, 2017, by and among Borrower, the Lenders from time to time party thereto (individually, a “Lender” and collectively, the “Lenders”) (the “Existing Credit Agreement”; the Existing Credit Agreement, as modified hereby and as further amended from time to time in accordance with the terms thereof, the “Amended Credit Agreement”). Capitalized terms used herein without definition have the meanings set forth in the Amended Credit Agreement.
B.Borrower has advised Administrative Agent and the Lenders that CIM Income NAV, Inc., a Maryland corporation formerly known as Cole Real Estate Income Strategy (Daily NAV), Inc. (“CIM NAV”), intends to merge with and into Cypress Merger Sub, LLC, a Maryland limited liability company (“Newco”) and wholly-owned subsidiary of CIM Real Estate Finance Trust, Inc., a Maryland corporation, with Newco as the surviving entity (the “Merger Transaction”).
C.The consummation of the Merger Transaction will result in a Change of Control and a merger that is not permitted under the Existing Credit Agreement and, without the prior written consent of Administrative Agent and Required Lenders, an Event of Default under Section 8.01(b) and (k) of the Existing Credit Agreement.
D.Subject to the terms and conditions of this Agreement, Borrower has requested that Administrative Agent and the Lenders consent to the Merger Transaction and agree to modify certain terms and provisions of the Existing Credit Agreement to account for the consummation and effectiveness of the Merger Transaction and as otherwise provided herein.
E.Administrative Agent and the Lenders party hereto (constituting Required Lenders) are willing to grant the requested consent and modifications set forth herein, subject to the terms and conditions set forth herein.
F.In consideration of the premises and the mutual undertakings contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Agreement

    Therefore, Borrower, Administrative Agent and the Lenders agree as follows:

1.Limited Consent. Subject to the satisfaction of the conditions to effectiveness set forth in Section 3 of this Agreement and in reliance upon the representations and warranties set forth in Section 5 of this Agreement, Administrative Agent and the Lenders party hereto (constituting Required Lenders) hereby consent to the consummation of the Merger Transaction notwithstanding anything to the contrary in Section 7.04 of the Amended Credit Agreement or otherwise. The consent contained in this Section 1 is a limited consent and (a) shall only be relied upon and used for the specific purpose set forth herein, (b) shall not constitute nor be deemed to constitute a waiver, except as otherwise expressly set forth herein, of (i) any Event of Default (or event or circumstance that, with the passage of time, the giving of notice, or both, would become an Event of Default) or (ii) any term or condition of the Loan Documents, (c) shall not constitute nor be deemed to constitute a consent by Administrative Agent or any Lender to anything other than the specific purpose set forth herein and (d) shall not constitute a custom or course of dealing among the parties hereto.
2.Modification of Existing Credit Agreement. As of the Effective Date (as defined below), the Existing Credit Agreement is hereby amended to be as set forth in the conformed copy of the credit agreement attached hereto as Exhibit A such that, immediately after giving effect to this Agreement, the Amended Credit Agreement will read as set forth in Exhibit A.
3.Conditions Precedent. The effectiveness of this Agreement is subject to the prior or concurrent satisfaction of each of the following conditions (the date of such satisfaction, the “Effective Date”):
(a)Administrative Agent shall have received:
(i)a fully executed copy of this Agreement duly executed by Borrower, Administrative Agent, and the Required Lenders;
(ii)a fully executed copy of the Consent and Reaffirmation attached hereto executed by Newco and each other Guarantor with respect to the Guaranty;
(iii)a certificate of the secretary or assistant secretary (or equivalent officer) of Borrower and Newco dated as of the Effective Date, certifying on behalf of such Person (A) that attached thereto are true, correct and complete copies of (1) the articles or certificate of incorporation or organization (or equivalent document) of such Person certified as of a recent date by the Secretary of State of the state of its organization and (2) the bylaws, operating agreement, or applicable governing document of such Person, (B) that attached thereto is a true, correct and complete copy of a certificate as to the good standing of such Person as of a recent date, from the Secretary of State (or other applicable Governmental Authority) of its jurisdiction of organization, (C) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or board of members or equivalent governing body) of such Person authorizing the execution, delivery and performance of this Agreement and/or the
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other Loan Documents to which such person is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect as of the date of such certificate, and (D) as to the signature and incumbency certificates of its officers executing this Agreement and/or any of the other Loan Documents or any other document delivered in connection herewith on behalf of such Person (together with a certificate of another officer or authorized person as to the incumbency and specimen signature of the officer or authorized person executing the certificate in this clause (iii));
(iv)a Solvency Certificate from Borrower certifying that, after giving effect to the Merger Transaction and the other transactions to occur on the Effective Date, the Consolidated Group, taken as a whole and on a consolidated basis, are Solvent;
(v)a duly completed Compliance Certificate, calculated giving pro forma effect to this Agreement and the transactions related hereto, for the fiscal quarter of the Consolidated Group most recently ended prior to the Effective Date, together with backup documentation acceptable to Administrative Agent;
(vi)a certificate of a Responsible Officer of Borrower dated as of the Effective Date, certifying on behalf of Borrower (A) as to the matters set forth in clauses (b) and (c) below, and (B) that the execution, delivery and performance of this Agreement and the consummation of the Merger Transaction and all other transactions related hereto and thereto will not constitute a default or breach under the terms of any material agreement or instrument listed by CIM NAV as an exhibit to its Form 10-Q report filed with the SEC for the quarter ended September 30, 2021;
(vii)a favorable opinion from counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to such matters concerning the Loan Parties and the Loan Documents as the Administrative Agent may reasonably request; and
(viii)a certified copy of the certificate of merger issued by the Department of Assessments and Taxation of the State of Maryland evidencing the Merger Transaction;
(b)subject to the consents and amendments provided herein, no Default or Event of Default shall have occurred and be continuing or shall be caused by the transactions contemplated by this Agreement;
(c)the representations and warranties set forth in Section 5 hereof are true and correct in all material respects as of the date hereof, except to the extent such representation or warranty (i) specifically relates to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date, or (ii) is qualified by materiality, Material Adverse Effect or words of similar effect, in which case such representation or warranty is true and correct in all respects;
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(d)Administrative Agent, on behalf of itself and the Lenders, as applicable, shall have received payment for all fees and expenses required to be paid on or prior to the Effective Date pursuant to this Agreement or any other Loan Document;
(e)(i) At least five (5) days prior to the Effective Date, all documentation and other information regarding Borrower and each other Loan Party requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, to the extent requested in writing of Borrower at least ten (10) days prior to the Effective Date, and (ii) to the extent Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five (5) days prior to the date hereof, any Lender that has requested, in a written notice to Borrower at least ten (10) days prior to the date hereof, a Beneficial Ownership Certification in relation to Borrower shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Agreement, the condition set forth in this clause (e)(ii) shall be deemed to be satisfied); and
(f)Administrative Agent shall have received such other certificates, documents and agreements as Administrative Agent or any Lender may reasonably request.
4.Fees, Costs and Expenses.
(a)Borrower hereby agrees to pay to Administrative Agent, for the account of each Lender submitting its duly executed signature page to this Agreement, as fee compensation for consenting to this Agreement, a consent fee (collectively, the “Consent Fee”) in an amount equal to 0.025% of the principal amount of such Lender’s Commitment as of the Effective Date (immediately prior to the occurrence thereof). Such Consent Fee will be earned, due and payable in full on the Effective Date.
(b)Pursuant to Section 10.04(a) of the Credit Agreement, Borrower shall promptly pay to Administrative Agent, in immediately available funds, all reasonable and documented costs and expenses incurred by Administrative Agent in connection with this Agreement, including reasonable and documented legal fees and expenses of Administrative Agent’s counsel.
5.Borrower’s Representations and Warranties. Borrower represents and warrants to Administrative Agent and the Lenders as follows that as of the date hereof and after giving effect to the consents and amendments provided herein:
(a)Loan Documents. All representations and warranties made by the Loan Parties and set forth in the Loan Documents are true and correct in all material respects on the date hereof, except to the extent such representations and warranties (i) specifically refer to an earlier date, in which case they shall be true and correct, in all material respects, as of such earlier date or (ii) are qualified by materiality, Material Adverse Effect or words of similar effect, in which case they shall be true and correct in all respects; provided that, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be
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deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement; .
(b)No Default. No Default or Event of Default has occurred and is continuing.
(c)Authorization. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.
(d)Enforceability. The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms, subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium, or other similar laws relating to or affecting the rights of creditors generally and by equitable principles of general application.
(e)Beneficial Ownership Certification. As of the date hereof, to the best knowledge of Borrower, the information included in the Beneficial Ownership Certification provided by Borrower on or prior to the date hereof to any Lender in connection with this Agreement is true and correct in all material respects.
6.Incorporation. This Agreement shall form a part of each Loan Document, and all references to a given Loan Document shall mean that document as hereby modified.
7.No Prejudice; Reservation of Rights. This Agreement shall not prejudice any rights or remedies of Administrative Agent nor any Lender under the Loan Documents. Administrative Agent and the Lenders reserve, without limitation, all rights which it has against any indemnitor, guarantor, or endorser of the Notes.
8.No Impairment. Except as specifically hereby amended, the Loan Documents shall each remain unaffected by this Agreement and all such documents shall remain in full force and effect and are hereby ratified and confirmed in full. The limited consent granted herein shall not create any assumption or expectation that any future consent will be granted by Administrative Agent and the Lenders.
9.Reversal of Payments. If Administrative Agent receives any payments which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be paid to a trustee, debtor-in-possession, receiver or any other party under any bankruptcy law, common law, equitable cause or otherwise, then, to such extent, the obligations or part thereof intended to be satisfied by such payments or proceeds shall be reversed and continue as if such payments or proceeds had not been received by Administrative Agent.
10.Course of Dealing. Administrative Agent, each Lender and Borrower hereby acknowledge and agree that at no time shall any prior or subsequent course of conduct by Borrower, Administrative Agent or any Lender directly or indirectly limit, impair or otherwise adversely affect any of Administrative Agent’s or any Lender’s rights, interests or remedies in
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connection with the Loan and the Loan Documents or obligate Administrative Agent or any Lender to agree to, or to negotiate or consider an agreement to, any waiver of any obligation or default by Borrower under any Loan Document or any amendment to any term or condition of any Loan Document.
11.Integration. The Loan Documents, including this Agreement: (a) integrate all the terms and conditions mentioned in or incidental to the Loan Documents; (b) supersede all oral negotiations and prior and other writings with respect to their subject matter; and (c) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in those documents and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict, ambiguities, or inconsistencies between the terms, conditions and provisions of this Agreement and those of any other agreement or instrument, including any of the other Loan Documents, the terms, conditions and provisions of this Agreement shall prevail.
12.Miscellaneous. This Agreement and any attached consents or exhibits requiring signatures may be executed in counterparts, and all counterparts shall constitute but one and the same document. If any court of competent jurisdiction determines any provision of this Agreement or any of the other Loan Documents to be invalid, illegal or unenforceable, that portion shall be deemed severed from the rest, which shall remain in full force and effect as though the invalid, illegal or unenforceable portion had never been a part of the Loan Documents. This Agreement shall be governed by the laws of the State of New York, without regard to the choice of law rules of that State. As used here, the word “include(s)” means “includes(s), without limitation,” and the word “including” means “including, but not limited to.”
THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

[Signatures appear on following page.]
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:
CIM INCOME NAV OPERATING PARTNERSHIP, LP f/k/a COLE REAL ESTATE INCOME STRATEGY (DAILY NAV) OPERATING PARTNERSHIP, LP,
a Delaware limited partnership
By:    Cypress Merger Sub, LLC,
    a Maryland limited liability company
        By: /s/ Nathan D. DeBacker
    Name: Nathan D. DeBacker
    Title:     Vice President,
        Chief Financial Officer and                     Treasurer

ADMINISTRATIVE AGENT: JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative Agent and L/C Issuer By: /s/ Ryan M. Dempsey Name: Ryan M. Dempsey Title: Authorized Officer

LENDERS: JPMORGAN CHASE BANK, N.A., a national banking association, as a Lender By: /s/ Ryan M. Dempsey Name: Ryan M. Dempsey Title: Authorized Officer

U.S. BANK NATIONAL ASSOCIATION, a national banking association, as a Lender and L/C Issuer By:/s/ Troy Lyscio Name: Troy Lyscio Title: SVP

CAPITAL ONE, NATIONAL ASSOCIATION, a national banking association, as a Lender and L/C Issuer By: /s/ Frederick Denecke Name: Frederick Denecke Title: Senior Vice President

THE HUNTINGTON NATIONAL BANK, as a Lender By:/s/ Lisa M. Mahoney Name: Lisa Mahoney Title: Assistant Vice President

REGIONS BANK, as a Lender By:/s/ Lee Surtees Name: Lee Surtees Title: Senior Vice President

COMERICA BANK, as a Lender By:/s/ Casey L. Stevenson Name: Casey L. Stevenson Title: Vice President

PEOPLE’S UNITED BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Victor Galati Name: Victor Galati Title: Senior Vice President

Consent and Reaffirmation

    With respect to the Modification Agreement and Limited Consent, dated as of December 16, 2021 (the “Agreement”), among CIM INCOME NAV OPERATING PARTNERSHIP, LP f/k/a COLE REAL ESTATE INCOME STRATEGY (DAILY NAV) OPERATING PARTNERSHIP, LP, a Delaware limited partnership (“Borrower”), the Lenders party thereto, and JPMORGAN CHASE BANK, N.A., a national banking association (“Administrative Agent”) (as Administrative Agent for the Lenders; capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Amended Credit Agreement referenced in the Agreement), the undersigned (individually and collectively, “Guarantor”) agrees for the benefit of Lenders as follows:

1.Guarantor acknowledges (i) receiving a copy of and reading the Agreement, (ii) the accuracy of the Factual Background in the Agreement, and (iii) the effectiveness of (A) the Guaranty, and (B) any other agreements, documents, or instruments otherwise relating to the Guaranty to which Guarantor is a party. The Guaranty and such other agreements, documents, and instruments are referred to individually and collectively as the “Guarantor Documents.”
2.Guarantor consents to the modification of the Loan Documents as provided in the Agreement and all other matters in the Agreement.
3.Guarantor agrees that all references, if any, to any Note, the Existing Credit Agreement and the Loan Documents in the Guarantor Documents shall be deemed to refer to such agreements, documents, and instruments as modified pursuant to the Agreement.
4.Guarantor reaffirms the Guarantor Documents and agrees that the Guarantor Documents continue in full force and effect and remain unchanged, except as specifically modified or supplemented by the Merger Transaction and the Agreement.
5.Guarantor agrees that the Guarantor Documents are the legal, valid, and binding obligations of the undersigned, enforceable in accordance with their terms against the undersigned, subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium, or other similar laws relating to or affecting the rights of creditors generally and by equitable principles of general application.
6.Guarantor agrees that, as of the date hereof, Guarantor knows of no claims, counterclaims, defenses, or offsets with respect to the enforcement against Guarantor of the Guarantor Documents.
7.Guarantor represents and warrants that there has been no material adverse change in the financial condition of Guarantors, taken as a whole, from the most recent financial statement received by Administrative Agent.
8.Solely in the case of Cypress Merger Sub, LLC, such Guarantor (a) confirms that, upon consummation the Merger Transaction, it shall succeed, by operation of law, to all of the obligations of CIM Income NAV, Inc., a Maryland corporation formerly known as Cole Real Estate Income Strategy (Daily NAV), Inc., under the Guarantor Documents immediately prior to the consummation of the Merger Transaction, and (b) in furtherance of, and without limiting the effect of such provisions of law, Cypress Merger Sub, LLC hereby irrevocably and unconditionally confirms and ratifies in all respects all such obligations under the Guarantor Documents and agrees that it shall be bound by the terms and obligations thereunder.
9.Guarantor agrees that this Consent and Reaffirmation of Guarantor may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.
[Signatures Begin on Following Page]

    Delivery of an executed counterpart of a signature page of this Consent and Reaffirmation by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Consent and Reaffirmation.

Dated as of: December 16, 2021

GUARANTORS:
CYPRESS MERGER SUB, LLC, a Maryland limited liability company By: /s/ Nathan D. DeBacker Name: Nathan D. DeBacker Title: Vice President, Chief Financial Officer and Treasurer

[Signatures Continue of the Following Page]

GUARANTORS CONTINUED:	GUARANTORS CONTINUED:
ARCP AA RAVENSWOOD WV, LLC,
ARCP DD AUSTELL GA, LLC
ARCP FD CENTREVILLE AL, LLC
ARCP FD DANVILLE VA, LLC
ARCP FD DENTON NC, LLC
ARCP FD DERIDDER LA, LLC
ARCP FD LONDONDERRY OH, LLC
ARCP FD WEST PORTSMOUTH OH, LLC
ARCP ID DENTON TX, LLC
ARCP MF FAIRVIEW PARK OH, LLC
ARCP MT ENID OK, LLC
ARCP NT HOOVER AL, LLC
ARCP RC AVONDALE AZ, LLC
ARCP SY ROANOKE RAPIDS NC, LLC
ARCP WE MYSTIC CT, LLC
CIM DU WICHITA KS, LLC
CIM OFC SCOTTSDALE AZ, LLC
COLE 24 ORLANDO FL, LLC
COLE AA MACOMB TOWNSHIP MI, LLC
COLE AA SEDALIA MO, LLC
COLE AV PORTFOLIO I, LLC
COLE BE PORTFOLIO III, LLC
COLE CV ERIE PA, LLC
COLE CV MANSFIELD OH, LLC
COLE CV WISCONSIN RAPIDS WI, LLC
COLE DU ARLINGTON TX, LLC
COLE FE ELKO NV, LLC
COLE FE SPIRIT LAKE IA, LLC
COLE GS OGLESBY IL, LLC
COLE GS SPRING GROVE IL, LLC
COLE GS WOOD DALE IL, LLC
COLE HE ALBUQUERQUE NM, LLC
COLE HE FORT MYERS FL, LLC
COLE HE SUWANEE GA, LLC
COLE HL CADILLAC MI, LLC
COLE HL SEDALIA MO, LLC
COLE HL WATERTOWN SD, LLC
COLE HL WILLMAR MN, LLC
COLE ID EAST LIBERTY OH, LLC
COLE ID UNIVERSITY PARK IL, LLC
COLE ID WEST BEND WI, LLC,
each a Delaware limited liability company

By:    CIM Income NAV Management, LLC,
a Delaware limited liability company,
its Manager

    By: /s/ Nathan D. DeBacker
Name: Nathan D. DeBacker
Title: Vice President

COLE JO ROSEVILLE MI, LLC
COLE KG CEDAR RAPIDS IA, LLC
COLE LA ROCK HILL SC, LLC
COLE LO FREMONT OH, LLC
COLE LO NORTH DARTMOUTH MA, LLC
COLE MF GADSDEN AL, LLC
COLE NG PRESCOTT AZ, LLC
COLE OFC HAMILTON NJ, LLC
COLE OFC LEXINGTON KY, LLC
COLE OFC TEMPE (7419 S ROOSEVELT) AZ, LLC
COLE OFC TEMPE AZ, LLC
COLE OFC TROY MI, LLC
COLE OFC WEST CHESTER OH, LLC
COLE OR FAYETTEVILLE NC, LLC
COLE PG FAYETTEVILLE AR, LLC
COLE TJ DANVILLE IL, LLC
COLE WG REIDSVILLE NC, LLC
COLE WM RANDALLSTOWN MD, LLC
INNOVATION POINTE III, LLC
MADISON EAST STORE, LLC
OFC MASON OH, LLC
VEREIT CL HOUSTON TX, LLC
VEREIT CL SAN ANTONIO TX, LLC
VEREIT CL VENICE FL, LLC
VEREIT DG ERIE IL, LLC
VEREIT DG GLASFORD IL, LLC
VEREIT DG NEW RICHLAND MN, LLC
VEREIT DG PINE RIVER MN, LLC
VEREIT DG STARBUCK MN, LLC
VEREIT DG TRIMBLE MO, LLC
VEREIT DG WHEATON MN, LLC
VEREIT DG WINTHROP MN, LLC
VEREIT GS WORTHINGTON OH, LLC
VEREIT ID WINDOM MN, LLC
VEREIT LA PAWTUCKET RI, LLC
VEREIT MC HUDSON FL, LLC
VEREIT MC SPRING HILL FL, LLC
VEREIT MR WILKESBORO NC, LLC
VEREIT MT ELYRIA OH, LLC
VEREIT OFC MOUNT LAUREL NJ, LLC
VEREIT OR DECATUR GA, LLC
VEREIT PM LEXINGTON NC, LLC
VEREIT SC TIMONIUM MD, LLCVEREIT SW PIGEON FORGE TN, LLC,
each a Delaware limited liability company

By:    CIM Income NAV Management, LLC,
a Delaware limited liability company,
its Manager

    By: /s/ Nathan D. DeBacker
Name: Nathan D. DeBacker
Title: Vice President

GC-4